UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2014, Fibrocell Science, Inc. (the “Company”) notified the NYSE MKT of its intention to delist its common stock from the NYSE MKT and to list on The NASDAQ Capital Market of The NASDAQ Stock Market LLC (“NASDAQ”). The Company expects its securities to cease trading on the NYSE MKT effective at the close of business on August 28, 2014 and to commence trading on NASDAQ on August 29, 2014 when the market opens. The common stock will continue to trade under the current trading symbol “FCSC”.

On August 18, 2014, the Company issued a press release announcing the intended voluntary withdrawal from the NYSE MKT and listing on NASDAQ, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press Release dated August 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIBROCELL SCIENCE, INC.

By:	/s/ Gregory Weaver
Gregory Weaver Chief Financial Officer

Date: August 18, 2014

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated August 18, 2014